UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Avenue of Americas, Suite 1705 New York, NY 10018	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 564-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2013, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Sequential Brands Group, Inc. (“Sequential”), upon the recommendation of Sequential’s management, concluded that Sequential’s financial statements, as of and for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012, should no longer be relied upon due to certain non-cash modifications made to the accounting treatment of certain items contained therein, as discussed below.

Quarterly Reports on Form 10-Q

Sequential intends to file amendments to its quarterly reports on Form 10-Q for each of the quarters ended March 31, 2012 (the “March 2012 10-Q/A”), June 30, 2012 (the “June 2012 10-Q/A”) and September 30, 2012 (the “September 2012 10-Q/A” and, collectively, the “2012 10-Q/As”) at or prior to the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2012 to modify the accounting treatment of certain items, as discussed below.

Valuation of Senior Secured Convertible Debentures

The 2012 10-Q/As are being filed to modify the accounting treatment relating to the valuation of Sequential’s variable rate senior secured convertible debentures (the “Debentures”). Sequential initially concluded that the valuation date of the two closings of the transaction in which such Debentures were issued was on the same date, February 3, 2012. Upon further analysis and following discussions with Sequential’s independent accountants, the Audit Committee and management determined that there should be two separate valuation dates, one for each of the closings, on February 3, 2012 and February 22, 2012, respectively. As a result, the change in the valuation date of the Debentures issued on the second closing created a beneficial conversion feature for the holders of the Debentures. This change in accounting treatment resulted in a restatement of non-cash interest expense, loss from continuing operations and loss attributable to common stockholders and basic and diluted loss per common share on Sequential’s statements of operations and other assets, the Debentures, additional paid-in capital and accumulated deficit on Sequential’s balance sheet, as of and for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012.

Accounting for the DVS Transaction

The June 2012 10-Q/A and the September 2012 10-Q/A are being filed to modify the accounting treatment relating to Sequential’s acquisition of the DVS brand in June 2012. Sequential initially concluded that the acquisition of the DVS brand should be treated as an asset acquisition for accounting purposes. Upon further analysis and following discussions with Sequential’s independent accountants, the Audit Committee and management determined that the DVS acquisition should be treated as an acquisition of a business for accounting purposes. Accordingly, the presentation of the accounting for the DVS transaction has been revised such that the DVS transaction is being accounted for as an acquisition of a business. This change in accounting treatment resulted in a restatement of operating expenses, loss from continuing operations and loss attributable to common stockholders on Sequential’s statement of operations and trademarks and accumulated deficit on Sequential’s balance sheet, as of and for the periods ended June 30, 2012 and September 30, 2012.

Recognition of License Revenue

In addition to the items noted above, the 2012 10-Q/As are being filed to amend and restate the unaudited consolidated financial statements and related disclosures as of and for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012 presented therein following the Audit Committee’s determination, after discussions with management, that Sequential’s accounting treatment pertaining to revenue recognition on certain of Sequential’s license agreements should be modified. Sequential previously recognized minimum royalty and design revenue when earned on a straight-line basis over the term of each license agreement. However, upon further analysis and following discussions with Sequential’s independent accountants, the Audit Committee and management adjusted the accounting treatment for these license agreements to recognize minimum royalty and design revenue when earned, on a straight-line basis over the term of each contract year, as defined, in each license agreement. This change in accounting treatment resulted in a restatement of revenue, operating expenses, loss from continuing operations and loss attributable to common stockholders on Sequential’s statement of operations and accounts receivable, deferred license revenue, accounts payable and accrued expenses and accumulated deficit on Sequential’s balance sheet, as of and for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012.

Revision to Notes to Condensed Consolidated Financial Statements (unaudited)

In addition to the items discussed above, Sequential’s management and the Audit Committee determined that the notes to the financial statements presented in Sequential’s 10-Q filings for each of the periods ended March 31, June 30 and September 30, 2012 omitted certain required interim disclosures. As a result, Sequential has also amended the notes to its financial statements to include additional disclosures for intangible assets and fair value of financial instruments.

The Audit Committee recommended to the Board that Sequential restate the previously issued financial statements and related financial information to reflect the above mentioned non-cash adjustments. The Board approved the 2012 10-Q/As on March 28, 2013.

The Audit Committee and management of Sequential have discussed the matters disclosed in this Item 4.02 filed on Form 8-K with Sequential’s independent accountants.

Item 8.01. Other Events

Annual Report on Form 10-K

Sequential intends to file an amendment (the “2011 10-K/A”) to its annual report on Form 10-K for the fiscal year ended December 31, 2011 to include an opinion on the retrospective presentation of certain discontinued operations to the consolidated financial statements for the fiscal year ended December 31, 2010 presented therein, which opinion was omitted in the previously issued Form 10-K for the fiscal year ended December 31, 2011, and to reflect an additional discontinued operation announced in Sequential’s interim consolidated financial statements for the fiscal year ended December 31, 2012. Management engaged Crowe Horwath LLP (“Crowe Horwath”), Sequential’s independent accountant for the fiscal year ended December 31, 2010, to audit the information related to the retrospective presentation of discontinued operations of Sequential’s retail business and the discontinued operations of Sequential’s J. Lindeberg subsidiaries for the year ended December 31, 2010. In addition, the 2011 10-K/A also gives retrospective treatment to Sequential’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 to reflect the discontinued operations of Sequential’s wholesale business, which was discontinued in 2012. Weinberg and Company, Sequential’s independent accountant for the fiscal year ended December 31, 2011 (“Weinberg”) and Crowe Horwath have each issued unqualified audit reports on Sequential’s financial statements that reflect their opinion on the retrospective presentation of these discontinued operations for the years ended December 31, 2011 and 2010, respectively. The 2011 10-K/A amends the consolidated financial statements for the years ended December 31, 2011 and December 31, 2010 to include the unqualified audit reports and the related retrospective adjustment for discontinued operations. The 2011 10-K/A was also updated to reflect a 1-for-15 reverse stock split of Sequential’s common stock which became effective on September 11, 2012.

The Audit Committee recommended to the Board that Sequential amend the previously issued Form 10-K for the fiscal year ended December 31, 2011 to reflect the above audit report reissuance. The Board approved the 2011 10-K/A on March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: March 29, 2013	By:	/s/ Gary Klein
	Name: Title:	Gary Klein Chief Financial Officer